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                                                                   EXHIBIT 10.49
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                                  CALMAR INC.
                        KEY EMPLOYEE RETENTION AGREEMENT


          1.   Description and Purpose of the Agreement.  This is a Key
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Executive Retention Agreement (the "Agreement") by and between Calmar Inc., a
Delaware corporation (the "Corporation"), and ____________ (the "Participant"). This Agreement is dated as of ____________, 1998. Under this Agreement, the Participant is granted certain rights upon any Change of Control (as hereinafter defined) of the Corporation.

          2.   Purpose of the Agreement.  The purpose of this Agreement and of
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the granting of the rights and benefits granted hereunder to the Participant is to assist the Corporation in retaining the Participant in its employ and thereby to assist the Corporation in achieving its growth and competitive objectives.

          3.   Administration.  This Agreement shall be administered by the
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Board of Directors of the Corporation.

          4.   Triggering Events; Change of Control.
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               (a) If, the Participant is employed by the Corporation at the time of a Change of Control and within one year after the Change of Control is terminated by the Corporation without Cause (a "Triggering Event,"), the Participant shall be entitled to the payment provided in Section 5 hereof.

               (b) Change of Control, as used herein, means: (i) the acquisition in one or more transactions of beneficial ownership (within the meaning of Rule 13d(3) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) by (y) any person or entity (other than FS Equity Partners II, L.P., a California limited partnership ("FSEP") and its affiliates) or (z) any group (as defined in Rule 13d(3) under the Exchange Act) other than FSEP and its affiliates of any Voting Stock of the Corporation such that, as a result of such acquisition, such person, entity or group has the ability to elect, directly or indirectly, a majority of the members of the Board of Directors of the Corporation, or (ii) the sale of all or substantially all of the assets of the Corporation (including within such assets the capital stock of any subsidiary) and its subsidiaries, in a single transaction or a series of transactions, to any person or persons. "Voting Stock" as used in this Section 4(b) shall mean all shares having general voting power to vote in any election of the Board of Directors of the Corporation.

          5.   Payments Upon Occurrence of a Triggering Event.  Upon the
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occurrence of a Triggering Event with regard to the Participant, the Participant shall be entitled to receive a lump sum payment equal to the Participant's annual base salary as in effect immediately prior to the Triggering Event. In addition, the Participant shall be entitled to be promptly reimbursed in accordance with the established practices and policies of the Corporation for all reasonable
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expenses actually accrued through the effective date of such termination but not reimbursed previously by the Corporation.

          6.   Withholdings, etc.  All payments hereunder shall be subject to
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any statutorily required federal and state withholding obligations.

          7.   Other Termination.  Nothing in this Agreement shall require the
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Corporation to continue the Participant's employment with the Corporation prior to the occurrence of a Triggering Event, nor shall any payment be due hereunder by reason of the Participant's death or Disability prior to a Triggering Event.

          8.   Certain Defined Terms.
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               (a) Cause.  Cause, as used herein, means:  (i) fraud,
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embezzlement, gross negligence or other illegal or wrongful conduct engaged in by the Participant materially detrimental to the business or reputation of the Corporation; (ii) the conviction of the Participant of a felony; (iii) the development or pursuit of interests by the Participant materially adverse to the Corporation; or (iv) the intentional imparting by the Participant of material confidential information relating to the Corporation or any of its businesses to a third party, other than in the course of performing his duties to the Corporation.

               (b) Disability.  Disability, as used herein, means the
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disability or incapacity of the Participant to perform his duties as the result of any injury, sickness or physical, mental or emotional condition that continues for a period of ninety days in any twelve month period or can reasonably be expected to continue for such period.

          9.   Attorney's Fees.  In the event the Participant is required to
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pursue legal remedies to enforce his rights under this Agreement, and prevails in such action, the Corporation shall pay the reasonable costs (including attorney's fees) incurred by the Participant in connection therewith.

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          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of
_____________, 1998.

                                    CALMAR INC.


                                    By: ________________________________
                                         Name:__________________________
                                         Title:_________________________


                                    PARTICIPANT:


                                    ____________________________________
                                    [NAME]

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